Financial risk - Bank’s sensitivity (Details) - Interest rate, measurement input - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Sensitivity to an increase or decrease in market interest rates
Increase in interest rate	50.00%	50.00%
Decrease in interest rate	(50.00%)	(50.00%)
Increase in income	$ (45)	$ 1,182
Decrease in income	(2,297)	(5,161)
Decrease in equity	17,232	107
Increase in equity	$ 10,772	$ 16,618